EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sports Field Holdings, Inc. (the “Company”) on Form 10-Q for the fiscal period ended June 30, 2019 (the “Report”), I, Jeromy Olson, Chief Executive Officer (Principal Financial Officer and Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.

Date: August 19, 2019	By:	/s/ Jeromy Olson
Jeromy Olson
Chief Executive Officer (Principal Financial Officer and Principal Accounting Officer)